Exhibit 99.2

MGP Ingredients, Inc. Bringing More Focus Creating More Value Ladd Seaberg, President and CEO Mike Trautschold, EVP Marketing and Sales Roth Capital Partners * Growth Stock Conference * February 2006

Safe Harbor Statement Please note that this presentation was created as ofFebruary 15, 2006 and reflects management's views as ofthat date. Certain of the information discussed in this presentation may contain forward-looking statementsrelating to the operations, financial condition andoperating results of MGP Ingredients, Inc. and suchstatements involve a number of risks and uncertainties. We wish to caution you that these statements are onlyestimates and that actual results may differ materially from those projected in the forward-looking statements. Additional information concerning factors that couldcause actual results to materially differ from those in theforward-looking statements is contained in MGPI's SEC filings.

The Investment Opportunity o Franchise in starch and protein technologies o Wellness and convenience drive specialty food ingredients o Building momentum in non-food ingredients o Growth in ethanol and food-grade alcohol o Strong cash flows, moderating capital needs o Company focus on margin improvement

MGP Ingredients - Revenue Mix Distillery Ingredients 66% 34% $275 million in FY 2005 Revenues

Distillery Sales - Product Mix $148.3 $135.2 $167.9 $182.7 FY 02 FY 03 FY 04 FY 05 Total Distillery Sales (in millions) 31% 15% 54% By-Products Fuel Grade Food Grade Fiscal years ending June 30 FY 05

Ingredients Sales - Product Mix $66.2 $57.2 $102.7 $92.5 FY 02 FY 03 FY 04 FY 05 Total Ingredients Sales (in millions) 37% 16% 47% Commodity Specialty Food Specialty Non-Food Fiscal years ending June 30 FY 05

YTD Segment Results FY 2005 and FY 2006 FY 06FY 05 $5.2 $10.8 FY 06FY 05 $88.4 $108.3 22% Total Sales (6 mo. in millions) Pre-Tax Income (6 mo. in millions) o Higher food grade unit sales o Higher pricing for both grades o Favorable pricing o Good fixed-cost coverage o Despite natural gas "squeeze" in Q2 108% FY 06FY 05 $41.6 $44.5 ($1.8) ($2.4) Total Sales (6 mo. in millions) Pre-Tax Loss (6 mo. in millions) 7% -33% FY 06FY 05 o Higher food ingredient sales o Lower sales from pet chews o Higher commodity sales o Plant inefficiencies o Higher wheat costs o Higher energy costs o Gluten impact on margin Distillery Products Ingredients Note: Pre-tax profit/loss amounts shown do not include pre-tax losses in MGPI's corporate segment of approx. $1.0 million and $0.8 million for the first 6 months of fiscal 2006 and 2005, respectively.

Emerging Developing Base Product Line Specialty Ingredients Strategy Biopolymer Products Personal Care Products Pet Products Food Products

Wellness and Convenience Trends Base Product Line: Food MGPI Ingredient Solutions - Fiber enhanced, reduced fat foods Fibersym(TM), FiberRite(TM)RW-Frozen, refrigerated and par-baked dough systems Arise(R), FP600(TM), HWG 2009(TM) - Low-carb, high-protein bakery and related products Fibersym(TM), Arise(R) - Prepared foods Midsol(TM) and Pregel(TM) Starches-Vegetarian foods and extended meats and seafood Wheatex(R), Dualtex(TM) Base Product Line

Pet Treats Offer Long-Term Growth Base Product Line MGPI Ingredient Solutions o Pet Ingredients - Pet treats MGPI Chewtex (TM) - Pet food MGPI Pet-tex (TM) o Finished Pet Products - Co-extruded - Injection molded - Retail packaging options Base Product Line

Opportunities in Personal Care Developing Product Line MGPI Ingredient Solutions o Personal Care Hair Care Products Aqua Pro(R), Foam Pro(R) - Skin Care Products Omni-Smooth(R)Super, Skin Flow(TM)

Growing Investment in Biopolymers Emerging Product Line MGPI Ingredient Solutions o Biopolymers - Grain-based resins MGPI Terratek (TM) o Bio-based o Biodegradable o Natural Fiber Composites

(R)Driving Adoption of New Products (R) (R) $1.8 $1.9 $2.4 $3.0 FY 02 FY 03 FY 04 FY 05 Rising R&D Investment (in millions) MGPI Pet-Tex(TM) MGPI Terratek(TM) MGPI Chewtex(TM) (R) (R) Fiscal years ending June 30

MGP Ingredients, Inc. Plan for Higher Performance

MGPI Plan for Higher Performance Cost Leadership in Distillery o Commodity Risk o Cost of Goods o Plant Efficiency Profit Improvement in Ingredients

Cost Leadership in Distillery o Commodity Risk o Cost of Goods o Plant Efficiency o Higher-Value Product Mix o Plant Optimization o R&D Profit Improvement in Ingredients Create ValueManage Capital to Build Value MGPI Plan for Higher Performance

Cost Leadership in Distillery o Commodity Risk o Cost of Goods o Plant Efficiency o Reduce Costs o Invest for Growth o Focus on Cash Drive Performance Profit Improvement in Ingredients Create Value Manage Capital to Build Value MGPI Plan for Higher Performance o Higher-Value Product Mix o Plant Optimization o R&D

Strong Pricing Drives Distillery Growth Alcohol price % change per gallon 20% 15% 10% 5% 0% -21% 14% Food Grade Fuel Grade 17% -5% -10% -15% -20% -25% 4th Qtr. 1st Qtr. 2nd Qtr. 3rd Qtr. 4th Qtr. 1st Qtr. 2nd Qtr. FY 2004FY 2005FY 2005FY 2005FY 2005FY 2006FY 2006 Fiscal years ending June 30 * Base Index = 100 at Q4 FY 2004 (June FY)

Grain 54% Energy 20% Managing Commodity Risk is a Priority Energy and grain combined make up close to 74%* of our total COGS * Based on 5-year average Other 26%

Q2 Profits were Impacted by Energy Costs 0% 30% 60% 90% 120% Q4/04 Q1/05 Q2/05 Q3/05 Q4/05 Q1/06 Q2/06 112% 43% 75% Natural gas price Q2/06 vs. Q2/05 Natural Gas price increase (per MCF) Base Index = 100 at Q4 FY 2004 Fiscal years ending June 30

Hedging Framework o Hedge cost inputs of contract sales o Hedge 80% of natural gas needs for winter months (Nov., Dec., Jan., Feb.)

Lower Corn Prices Add to Margins Corn price % change per bushel -40% -30% -20% -10% 0% -33% 4th Qtr. 1st Qtr. 2nd Qtr. 3rd Qtr. 4th Qtr. 1st Qtr. 2nd Qtr. FY 2004FY 2005FY 2005FY 2005FY 2005FY 2006FY 2006 Fiscal years ending June 30 * Base Index = 100 at Q4 FY 2004 (June FY)

o Plant efficiencies o Higher production yields o Improved gross margin o Reduced COGS in distillery o Sales mix in Ingredients o New specialty products Margin Improvement is Key $68.9 $61.1 $71.2 $75.7 $77.0 $73.9 $6.8 $6.9 $5.1 $5.7 $12.2 $6.5 Q1 FY 05 Q2 FY 05 Q3 FY 05 Q4 FY 05 Q1 FY 06 Q2 FY 06 $0 $20 $40 $60 $80 Sales Gross Profit (in millions) Fiscal years ending June 30 plus equals

Capital Projects Dollars (Millions) Annual Capital Expenditures $30.0 $20.0 $10.0 $0.0 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 (Projected) $13.3 $13.0 $11.8 $20.7 $21.9 $15.0 Fiscal years ending June 30 Note: Expenditures are net of proceeds from disposition of equipment

Managing our Inventory (Inventory Turns) 15.0 12.6 10.3 10.0 8.8 8.3 8.2 7.1 5.0 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 (Annualized) Fiscal years ending June 30

Improved Order Flow o ERP System implementation o Plant equipment upgrades o Improved starch recovery o Increased protein yield from flour o Improved inventory control Order / Forecast / Inventory SALES PRODUCTION Programs to Drive Efficiency (and cash)

Goal is to Return a Portion of Excess Cash Cents Per Share 0.18 0.15 0.12 0.09 0.06 0.03 0 $0.15 $0.15 $0.075 $0.075 $0.075 $0.05 1999 Paid Paid Paid Paid Paid Paid Nov. 8, 2000 Nov. 6, 2001 Nov. 5, 2002 Nov. 6, 2003 Nov. 4, 2004 Oct. 5, 2005

The Investment Opportunity o Franchise in starch and protein technologies o Wellness and convenience drive specialty food ingredients o Building momentum in non-food ingredients o Growth in ethanol and food-grade alcohol o Strong cash flows, moderating capital needs o Company focus on margin improvement

www.mgpingredients.com Thank you for your interest in MGPI